UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2014

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 4300

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information required by this item is included in Item 8.01 and incorporated herein by reference.

Item 8.01 Other Events.

Revision of Previously Reported Revenues and Product Purchases

During the third quarter of 2014, Targa Resources Corp. (the “Company”) concluded that certain prior period buy-sell transactions related to the marketing of NGL products were incorrectly reported on a gross basis as Revenues and Product Purchases in previous Consolidated Statements of Operations. Generally accepted accounting principles require that such transactions that involve purchases and sales of inventory with the same counterparty that are legally contingent or in contemplation of one another be reported as a single transaction on a combined net basis.

Financial Impact of Buy-Sell Transactions Related to Marketing of NGL Products

The Company concluded that these misclassifications were not material to any of the periods affected. However, the Company has revised previously reported revenues and product purchases to correctly report NGL buy-sell transactions on a net basis. Accordingly, Revenues and Product Purchases reported in its Form 10-K filed on February 14, 2014 and in previous quarterly reports on Form 10-Q for 2014 and 2013 will be reduced by equal amounts as presented in the following tables. There is no impact on previously reported net income, cash flows, financial position or other profitability measures.

	Year Ended December 31,
	2013	2012	2011
As Reported:
Revenues	$6,556.0	$5,885.7	$6,994.5
Product Purchases	5,378.5	4,879.0	6,039.0
Gross Margin	1,177.5	1,006.7	955.5
Effect of Revisions:
Revenues	(241.3)	(206.7)	(151.3)
Product Purchases	(241.3)	(206.7)	(151.3)
Gross Margin	—	—	—
As Revised:
Revenues	6,314.7	5,679.0	6,843.2
Product Purchases	5,137.2	4,672.3	5,887.7
Gross Margin	1,177.5	1,006.7	955.5

	Three Months Ended					Nine Months Ended	Six Months Ended
	September 30,	June 30,		March 31,		September 30,	June 30,
	2013	2014	2013	2014	2013	2013	2014	2013
As Reported:
Revenues	$1,556.8	$2,061.9	$1,441.6	$2,352.9	$1,397.8	$4,396.2	$4,414.8	$2,839.4
Product Purchases	1,259.8	1,677.9	1,176.4	1,973.3	1,137.5	3,573.8	3,651.2	2,313.9
Gross Margin	297.0	384.0	265.2	379.6	260.3	822.4	763.6	525.5
Effect of Revisions:
Revenues	(90.8)	(61.3)	(71.1)	(58.2)	(24.0)	(185.9)	(119.5)	(95.1)
Product Purchases	(90.8)	(61.3)	(71.1)	(58.2)	(24.0)	(185.9)	(119.5)	(95.1)
Gross Margin	—	—	—	—	—	—	—	—
As Revised:
Revenues	1,466.0	2,000.6	1,370.5	2,294.7	1,373.8	4,210.3	4,295.3	2,744.3
Product Purchases	1,169.0	1,616.6	1,105.3	1,915.1	1,113.5	3,387.9	3,531.7	2,218.8
Gross Margin	297.0	384.0	265.2	379.6	260.3	822.4	763.6	525.5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Targa Resources Corp.

Date: October 23, 2014	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Senior Vice President, Chief Financial Officer and Treasurer